UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2007

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

1201 Charleston Road

Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, Omnicell, Inc. ( “Omnicell”), pursuant to resolutions adopted by its Board of Directors, amended its Bylaws. The amendment, effective immediately upon adoption of such resolutions, amends and restates Sections 34 and 36 of Omnicell’s current Bylaws to expressly permit book-entry shares, pursuant to the rules of The NASDAQ Global Market (the “Bylaws Amendment”). The foregoing is a summary of the terms of the Bylaws Amendment. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is attached as Exhibit 3.3A to this Current Report on Form 8-K. A copy of the Company’s Bylaws, as amended, will be filed as an exhibit to Omnicell’s Quarterly Report on Form 10-Q for the period ended June 30, 2007.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.3A	Amendment to the Bylaws of Omnicell, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: July 27, 2007	By:	/s/ Dan S. Johnston
Dan S. Johnston
Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
3.3A	Amendment to the Bylaws of Omnicell, Inc.